October 4, 2004
DREYFUS PREMIER MIDCAP VALUE
FUND

Supplement to the Prospectus
dated June 30, 2004

     The following information supersedes and replaces any contrary information contained in the Fund’s Prospectus:

     The fund currently considers companies with total market capitalizations that fall in the range of the capitalizations of the companies that comprise the S&P Midcap 400 Index or the Russell Midcap Index at the time of purchase to be midcap companies. As of August 31, 2004 the market capitalizations of companies that comprise such indexes ranged between $500 million and $15 billion.

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